                                                                    EXHIBIT 99.2

                         United States Bankruptcy Court
                           Southern District of Texas
                                Houston Division

Case name: Encompass Services Corp., et al
Petition Date: November 19, 2003
Case number: 02-43582-H4-11
Monthly Operating Report for month of April, 2003

The Company cautions readers to not place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete or that all adjustments necessary to report financial condition or operating results in accordance with generally accepted accounting principles have been made. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name:  Encompass Services Corp., et al     Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

Monthly Operating Report Summary for Month ended April 2003

Month
                                  Filing date 11/19/02
                                      to month end      Month ended  Month ended Month ended   Month ended  Month ended  Month ended
Month                                November 2002       12/31/02      1/31/03     2/28/03       3/31/03      4/30/03      5/31/03
-----                             --------------------  -----------  ----------- ------------  -----------  -----------  -----------
Revenues (MOR-6)                         8,598,970       20,438,258   22,635,226   18,078,823   22,968,663   25,260,913
Income (loss) before Int,
 Deprec./Tax (MOR-6)                    (2,078,687)      (1,143,692)   2,018,737   (1,707,296)  (1,699,848)     945,857
Net Income (Loss) (MOR-6)              (11,175,639)     (97,691,696) (26,625,033) (77,049,258) (48,528,519)  (8,046,001)
Payments to Insiders (MOR-9)               205,297          347,219      492,521      395,870    1,208,793      344,970
Payments to Professionals (MOR-9)                0          551,311    1,380,983    2,919,417    1,357,274    2,302,016
Post-petition disbursements from
 continuing operations (MOR-7)          33,041,000      162,195,000  114,388,000   94,831,000   44,120,000   34,932,000

    *** The original of this document must be filed with the United States
   Bankruptcy Court and a copy must be sent to the United States Trustee***

     REQUIRED INSURANCE MAINTAINED
         AS OF SIGNATURE DATE                    EXP. DATE              Are all accounts receivable being collected
     -----------------------------               ---------               within terms? No
CASUALTY              Yes (X)  NO ( )   see attached Policy Summary
LIABILITY             Yes (X)  NO ( )   see attached Policy Summary     Are all post-petition liabilities, including taxes,
VEHICLE               Yes (X)  NO ( )   see attached Policy Summary      being paid within terms?   yes
WORKER'S              Yes (X)  NO ( )   see attached Policy Summary
OTHER                 Yes (X)  NO ( )   see attached Policy Summary     Have any pre-petition liabilities been paid?   Yes
                                                                        If so, describe: Pursuant to court orders only

ATTORNEY NAME:      Alfredo R. Perez                                    Are all funds received being deposited into
FIRM:          Weil, Gotshal & Manges LLP                                DIP bank accounts?   Yes
ADDRESS:       700 Louisiana, Suite 1600                                Were any assets disposed of outside the normal
ADDRESS:                                                                 course of business?   Yes
CITY, STATE, ZIP:  Houston, TX 77002
TELEPHONE:            713.546.5040                                      If so, describe: Specific operating units pursuant to
                                                                         court orders only

MOR-1                                                                   Are all U.S. Trustee Quarterly Fee Payments current?  Yes
                                                                        What is the status of your Plan of Reorganization?
                                                                        Filed

                                                                        I certify under penalty of perjury that the
                                                                        following complete Montly Operating Report (MOR),
                                                                        consisting of MOR-1 through MOR-10 plus attachments,
                                                                        is true and correct.

                                                                        SIGNED: ___________________________________________
                                                                        TITLE: ____________________________________________

                         ENCOMPASS SERVICES CORPORATION
                                 POLICY SUMMARY

Coverage                                        Policy No                                  Insuring Company               Expiration
--------                                        ---------                                  ----------------               ----------
All-Risk Property & Inland Marine          MCP371774800                                 Zurich American Ins Co             05/01/03
All-Risk Property & Inland Marine Excess   MHOU02-109                                   Traveler's/ Munich Re              05/01/03
All-Risk Property & Inland Marine Excess   MHOU02-109                                   Traveler's/ Munich Re              05/01/03
Aviation/Aircraft Non-ownership Liability  AV3395001-03                                 AIG Aviation                       02/01/03
Business Auto Liability                    BUA194323128                                 Continental Casualty Company       02/01/03
Business Auto Physical Damage Coverage     BUA 194322500                                Continental Casualty Company       02/01/03
Business Auto Liability (Mexico)           MEX 4003550                                  Grupo Nacional Provencial, S.A.    02/01/03
Business Auto Liability (Puerto Rico)      BUA 194322741                                Continental Casualty Company       02/01/03
Casualty (Foreign) Package                 PHF 059994                                   ACE American Insurance Company     02/01/03
Commercial Crime Coverage                  169843305                                    Continental Casualty Company       04/01/03
Commercial General Liability               GL194323081                                  Continental Casualty Company       02/01/03
Commercial General Liability (Puerto Rico) GL194323176                                  Transcontinental Insurance Co.     02/01/03
Contractors Professional &
 Pollution Liability                       CPE 114072743                                Columbia Casualty                  02/01/03
Contractors Professional &
 Pollution Liability                       COPS 6192250                                 American Intl. Specialty Ins. Co.  02/01/03
Directors & Officers Liability             81651029                                     Executive Risk Indemnity           02/22/03
Directors & Officers Liability - Excess    EPG0001067                                   RLI Insurance                      02/22/03
Directors & Officers Liability - Excess    MAG1440007310000                             Clarendon America                  02/22/03
Directors & Officers Liability - Excess    6457710                                      Starr Excess Liability Ins. Co.    02/22/03
Directors & Officers Liability - Excess    0591CM0511                                   St. Paul Mercury Insurance Co.     02/22/03
Directors & Officers Liability - Excess    25RRDOX0000300                               Rock River Insurance Company       02/22/03
Directors & Officers Liability - Excess    ELU OPT 2                                    Indian Harbor Insurance Company    02/22/03
Employment Practices Liability             XLEPL-06356                                  XL Insurance                       04/01/03
Executive Risk Coverage (Special Risk)     SCC01259500                                  Underwriters at Lloyds             09/01/03
Fiduciary Liability                        EPG0002598                                   RLI Insurance                      04/01/03
Flood Coverage                             3005778778 (Gulf States, Inc)                Omaha Property & Casualty          03/14/03
Flood Coverage                             3005785377 (Gulf States, Inc)                Omaha Property & Casualty          02/27/03
Flood Coverage                             3005785385 (Gulf States, Inc)                Omaha Property & Casualty          02/27/03
Flood Coverage                             3005785393 (Gulf States, Inc)                Omaha Property & Casualty          02/27/03
Flood Coverage                             3005785401 (Gulf States, Inc)                Omaha Property & Casualty          02/27/03
Flood Coverage                             3005785427 (Gulf States, Inc)                Omaha Property & Casualty          02/27/03
Flood Coverage                             3005785443 (Gulf States, Inc)                Omaha Property & Casualty          02/27/03
Flood Coverage                             3006145571 (Gulf States, Inc)                Omaha Property & Casualty          02/27/03
Flood Coverage                             3008156386 (Stephen C. Pomeroy, Inc)         Omaha Property & Casualty          02/04/03
Flood Coverage                             3008156394 (Aircon Energy, Inc)              Omaha Property & Casualty          02/07/03
Flood Coverage                             3508778309 (Mechanical Svcs of Orlando, Inc) Omaha Property & Casualty          03/19/03

Encompass Policy Summary 2002-2003AAClient Policy Schedule

                                Page 1 of 2 Pages

                         ENCOMPASS SERVICES CORPORATION
                                 POLICY SUMMARY

Coverage                                                  Policy No                     Insuring Company              Expiration
--------                                                  ---------                     ----------------              ----------
Marine Cargo Coverage                       OC 3587459 (Reliable Mechanical, Inc)   Zurich American Ins Co            Continuous
                                                                                                                      until
                                                                                                                      cancalled
Owners & Contractors Protective Liab        OCP194325977 (EMS Houston)              Continental Casualty Company      06/01/03
Owners & Contractors Protective Liab        OCP 194321802 (Electrical Systems Co)   Continental Casualty Company      03/15/03
Owners & Contractors Protective Liab        OCP194325946 (The Farfield Co)          Continental Casualty Company      04/23/03
Owners & Contractors Protective Liab        OCP194325929 (The Farfield Co)          Continental Casualty Company      04/12/03
Owners & Contractors Protective Liab        OCP 194325932 (Watson Elec.)            Continental Casualty Company      07/26/03
Owners & Contractors Protective Liability   OCP 194325980 (Farfield)                Continental Casualty Company      08/23/03
Owners & Contractors Protective Liability   OCP 194325994  (Farfield)               Continental Casualty Company      06/21/03
Pollution & Remediation - (Air Systems)     PEC000171002                            Greenwich Insurance Company       02/01/03
Railroad Protective Liability               SCO399065300 (Farfield)                 Zurich American Ins Co            01/05/03
Stop Gap Coverage                           GL194323100                             Transportation Insurance Co.      02/01/03
Stop Gap Coverage (Puerto Rico)             GL 194323176                            Transcontinental Insurance Co.    02/01/03
Temporary Disability - Hawaii               TDI 0007097999                          Pacific Guardian Life Ins Co      Continuous
                                             (Engineering Design Group, Inc)                                          until
                                                                                                                      cancalled
Umbrella Coverage - Primary                 BE1392845                               National Union Fire Insurance
                                                                                     Co. of PA                        02/01/03
Umbrella Coverage - Excess                  LQ1B71077194021                         Liberty Mutual Insurance Co.      02/01/03
Umbrella Coverage - Excess                  XCPG20581499                            Ace American Insurance Co.        02/01/03
Umbrella Coverage - Excess                  AEC3742104-01                           Zurich American Ins Co            02/01/03
Umbrella Coverage - Excess                  TSE9824671                              Great American Ins. Co.           02/01/03
Umbrella Coverage - Excess                  PHA017197                               Royal Insurance Co. of America    02/01/03
Umbrella Coverage - Excess                  Q106800196                              St. Paul Fire & Marine Ins. Co.   02/01/03
Umbrella Coverage - Excess                  639-4409                                Starr Excess Liability Ins. Co.   02/01/03
Umbrella Coverage - Excess                  ESR - 10735                             ACE Bermuda Ins., Ltd.            02/01/03
Workers Compensation - Deductible           WC 194323047                            American Casualty Company of
                                                                                     Readon, PA                       02/01/03
Workers Compensation - Excess Ohio          SP4697OH                                Employers Reinsurance Corp        02/01/03
Workers Compensation -Retro (AZ, OR, WI)    WC 194323064                            Transportation Insurance Co.      02/01/03
Exposure Buyback Policy                     EBP - 104/02                            North Rock Insurance Company      02/01/03

Encompass Policy Summary 2002-2003AAClient Policy Schedule

                                Page 2 of 2 Pages

                 Financial Statements are unaudited, preliminary
                        and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

                     Comparative Consolidated Balance Sheets
                               Month: April, 2003

ASSETS                                         11/30/2002  12/31/2002   01/31/2003   02/28/2003   03/31/2003   04/30/2003 05/31/2003
------                                         ----------  ----------   ----------   ----------   ----------   ---------- ----------
Cash and cash equivalents                      85,323,492  52,268,303   47,155,583   25,367,445  131,819,994  132,049,392
Restricted cash                                53,422,909  84,882,829  109,000,227  131,045,974  145,418,511  145,561,360
Net accounts and notes receivable
(see detail at MOR - 5)                       560,763,147 361,762,521  298,223,293  165,869,152   80,206,684   63,245,880
Costs and estimated earnings in excess of
billings on uncompleted contracts              94,203,383  84,143,216   76,253,638   36,218,688   21,475,915   16,556,975
Inventories                                    14,142,764  11,900,316   10,118,515    7,973,669    6,912,594    5,908,526
Prepaid expenses and other current assets      45,494,030 132,463,673  152,163,920  156,360,479   34,084,393   36,294,831
Deferred tax assets                            14,309,687           -            -            -            -            -
  Total current assets                        867,659,411 727,420,859  692,915,176  522,835,407  419,918,091  399,616,963

Net property plant and equipment               87,328,926  37,257,309   32,516,414   21,998,736   16,708,503   11,448,004
Goodwill, net                                 100,319,193 100,319,193  100,319,193  100,319,193  100,320,993  100,321,193
Intangible customer lists, net                  5,441,922   3,861,555    3,496,106    3,252,995       40,000       40,000
Deferred tax assets, net of allowance           8,628,127           -            -            -            -            -
Deferred debt issue costs                      19,505,421           0            0            0            0            0
Other long-term assets                         26,586,226  50,324,337   23,091,541   24,345,742   25,329,873   24,468,821
  Total assets                              1,115,469,227 919,183,252  852,338,429  672,752,073  562,317,461  535,894,982


MOR - 2

                   Financial Statements unaudited, preliminary
                       and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al     Petition Date: November 19, 2002
                                               Case number: 02-43582-H4-11

                    Comparative Consolidated Balance Sheets
                               Month: April, 2003

LIABILITIES AND SHAREHOLDERS' EQUITY                       11/30/02           12/31/02            1/31/03            2/28/03
------------------------------------                       --------           --------            -------            -------
Short-term borrowings and current maturities
 of long-term debt                                          528,073            456,324            404,058          5,151,293
Accounts payable                                         22,984,428         51,242,229         63,590,849         51,963,529
Billings in excess of costs and estimated
 earnings on uncompleted contracts                      100,738,835         71,685,758         60,679,811         37,016,879
Accrued compensation and withholdings
 (see detail at MOR - 4)                                 52,023,046         37,474,471         28,009,474         16,477,480
Due to related parties                                      813,000                  -                  -                  -
Deferred tax liabilities - current                                -                  -                  -                  -
Other accrued liabilities (see detail at
 MOR - 4)                                                67,681,699         59,515,415         58,116,526         42,694,105
     Total current liabilities                          244,769,081        220,374,197        210,800,719        153,303,286

Long-term debt not subject to compromise                          -                  -                  -                  -
Due to related parties                                            -                  -                  -                  -
Deferred tax liabilities - long term                              -          7,383,703          7,383,703          7,383,703
Other long-term liabilities                               3,968,014          3,803,236          3,798,604            826,964
Liabilities subject to compromise                       198,615,219        105,781,769         75,140,090         52,690,021
Debt and accrued interest subject to
 compromise                                             944,202,866        933,099,218        933,099,218        933,097,636

Preferred stock                                         309,094,731        311,997,131        311,997,131        311,997,131

Shareholders' equity
     Common stock                                            66,641             66,641             66,641             66,641
     Additional paid in capital                         623,982,006        623,982,006        623,982,006        623,982,006
     Retained earnings (accumulated deficit)         (1,198,804,797)    (1,276,880,116)    (1,303,505,149)    (1,400,170,782)
     Treasury stock                                     (10,424,526)       (10,424,526)       (10,424,526)       (10,424,526)
     Accumulated other comprehensive loss                         -                  -                  -                  -
       Total shareholders' equity                      (585,180,684)      (663,256,002)      (689,881,035)      (786,546,668)
       Total liabilities and shareholders' equity     1,115,469,227        919,183,252        852,338,429        672,752,073

LIABILITIES AND SHAREHOLDERS' EQUITY                        3/31/03            4/30/03            5/31/03
------------------------------------                        -------            -------            -------
Short-term borrowings and current maturities
 of long-term debt                                       15,374,941         18,874,941
Accounts payable                                         26,259,843         23,597,600
Billings in excess of costs and estimated
 earnings on uncompleted contracts                       20,879,577         12,764,272
Accrued compensation and withholdings
 (see detail at MOR - 4)                                 10,237,738          7,679,513
Due to related parties                                            -                  -
Deferred tax liabilities - current                                -                  -
Other accrued liabilities (see detail at
 MOR - 4)                                                34,001,785         29,029,198
     Total current liabilities                          106,753,883         91,945,523

Long-term debt not subject to compromise                          -                 -
Due to related parties                                            -                 -
Deferred tax liabilities - long term                      7,383,703          7,383,703
Other long-term liabilities                                 825,402            857,032
Liabilities subject to compromise                        37,336,043         33,736,194
Debt and accrued interest subject to
 compromise                                             933,096,485        933,096,587

Preferred stock                                         311,997,131        311,997,131

Shareholders' equity
     Common stock                                            66,641             66,641
     Additional paid in capital                         623,982,006        623,982,006
     Retained earnings (accumulated deficit)         (1,448,699,301)    (1,456,745,302)
     Treasury stock                                     (10,424,526)       (10,424,526)
     Accumulated other comprehensive loss                         -                 -
       Total shareholders' equity                      (835,075,187)      (843,121,188)
       Total liabilities and shareholders' equity       562,317,461        535,894,982

MOR - 3

                   Financial Statements unaudited, preliminary
                       and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al     Petition Date: November 19, 2002
                                               Case number: 02-43582-H4-11

                 Detail of accrued compensation and withholdings
                  and other accrued liabilities - post-petition
                               Month: April, 2003

                                             11/30/02    12/31/02     1/31/03     2/28/03      3/31/03       4/30/03      5/31/03
                                             --------    --------     -------     -------      -------       -------      -------
Detail of accrued compensation and
withholdings
Accrued salaries and wages                  8,664,832   7,010,575   5,305,801   3,430,663    2,444,957    1,877,119
Accrued commissions                         1,668,203     912,868     844,764     791,909      722,461      752,765
Accrued vacation/holiday                   11,810,429   6,711,668   4,694,494   2,035,814    1,563,427    1,323,379
Accrued 401(k) withholding                    509,236   1,722,003   1,449,758   1,048,822      666,339      146,778
Accrued 401(k) Co match                       626,621     397,823      (4,971)    (49,297)      29,319      (42,190)
Accrued 401(k) loan                           102,792      25,129      28,345      32,844       23,384       18,865
Accrued bonus                               1,772,368   1,538,406   1,032,414     797,887      562,224      466,821
Federal Taxes Payable                       1,546,242     622,459     402,100     (31,137)    (126,563)     (66,290)
FICA Payable                                2,171,972     946,232   1,205,195   1,045,273      805,888      790,817
State P/R Taxes Payable                       550,412     426,811     299,767     231,965      277,054      118,884
County P/R Taxes Payable                       39,230      37,547      32,554      43,974       67,665       16,578
City P/R Taxes Payable                         58,690      24,938      27,337      26,299       36,867       15,972
Other P/R Taxes Payable                       682,591     682,164     872,224     325,333      369,852       59,761
Union Dues withholding                        218,718      77,083      65,982     126,165            -            -
Garnishments withholding                       77,420      49,044      22,532      12,460        6,182        6,895
Medical Insurance withholding               1,817,353   1,580,101     485,593     383,569      434,879      484,036
Life Insurance withholding                    289,190     300,447     263,773     116,830       39,605       39,084
Dental Insurance withholding                  103,257      95,409      53,402      79,349       24,937       22,892
Disablity Insurance withholding               402,380      41,029      12,581      12,101          458          126
COBRA Payable                                    (621)          -           -           -            -            -
Payroll Savings Deductions withholding         31,267      11,814       4,476       4,911        4,680        2,551
Other withholdings                           (533,153)   (209,504)     73,825     (81,958)    (185,693)    (173,748)
Accrued FUTA                                  132,636     133,929     217,245     175,313      103,926       66,824
Accrued SUI                                   395,834     368,375     585,311     523,715       61,515       10,607
Accrued union pension - welfare             2,851,782   1,234,073   1,086,194     717,255      108,586       73,159
Payroll clearing account                      483,493      46,245    (191,262)
Accrued bonus - other                      15,549,872  12,687,804   9,140,044   4,677,421    2,195,788    1,667,829
Total accrued compensation and
withholdings                               52,023,046  37,474,471  28,009,474  16,477,480   10,237,738    7,679,513

Detail of other accrued liabilities
Accrued workers compensation                  404,821     321,035     236,745      64,101      (24,450)     (59,049)
Accrued dividends                                   -           -           -           -            -            -
Accrued relocation                                  -           -           -           -            -            -
Accrued ESPP                                    6,100     (19,338)      9,150       5,855        1,649        1,251
Accrued severance and recruiting fees               -    (350,000)    250,000   1,200,000    1,625,000    2,316,500
Medical insurance payable                   4,745,825   4,906,848   6,345,220   7,356,347    5,098,910    3,400,265
Accrued interest                            2,758,638      25,685      65,486      59,979      140,261      129,256
Accrued sales tax                           1,545,562     928,033     874,506     710,662      450,950      387,170
Accrued property tax                          687,972     325,782     133,128     141,327      167,509      198,801
Accrued business licenses                      18,881      19,053           -           -            -            -
Accrued other taxes                            94,248      96,382      59,545      60,042       59,138       49,376
Accrued miscellaneous                      16,298,950   7,282,918   8,944,935   5,722,178      465,904     (220,573)
Accrued rent                                  666,553       3,350       4,517       5,683        6,850        8,017
Deferred revenue                                2,906       9,063       6,057      11,921       11,921        6,057
Restructure reserve                                 -           -           -           -            -            -
Accrued legal professional audit              951,170   1,022,576   1,083,954   1,142,527    1,218,282      919,340
Accrued insurance                          24,169,339  30,578,689  27,900,055  14,467,257   13,336,679   11,212,612
Accrued insurance (Non-ESR program)         4,556,795   4,272,358   2,827,383   1,856,460      230,584      196,343
Contingent liability insurance payable              -           -           -           -            -            -
Liability for warranty costs                3,808,047   3,759,638   2,914,896   3,005,588    2,780,847    1,743,730
Deferred service contract income            5,670,672   3,758,870   3,524,062   3,123,362    2,723,559    2,806,590
Income tax payable - corporate              6,020,207          (0)  4,285,172   4,090,567    5,840,841    6,714,312
Federal income tax payments                         -           -           -           -            -            -
Federal income tax excess                           -           -           -           -            -            -
State income taxes payable                 (4,441,300)         (0) (2,733,033) (2,540,836)  (2,572,052)  (2,500,333)
City income taxes payable                    (248,725)          0    (239,825)   (237,798)    (237,110)    (234,712)
Franchise taxes payable                    (1,330,182)          0  (1,312,314) (1,311,933)  (1,296,189)  (1,296,157)
Income tax payable - acquisition                    -           -           -           -            -            -
Other current liabilities                   1,295,219   2,574,474   2,936,888   3,760,814    3,972,702    3,250,403
Total other accrued liabilities            67,681,699  59,515,415  58,116,527  42,694,104   34,001,785   29,029,197

MOR - 4

                 Financial Statements are unaudited, preliminary
                        and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

                               Month: April, 2003

                          Detail of accounts receivable

                                          11/30/2002   12/31/2002   01/31/2003   02/28/2003   03/31/2003    04/30/2003   05/31/2003
                                          ----------   ----------   ----------   ----------   ----------    ----------   ----------
Aging of trade accounts receivable
0-30 days                                195,626,990  111,762,990   81,189,677   51,556,855   24,257,792    21,529,731
31-60 days                               121,523,270   77,067,020   54,755,298   29,586,240   12,736,931     7,511,514
61-90 days                                76,018,990   52,366,970   38,983,612   18,918,526    5,447,970     5,094,871
91-120 days                               28,565,840   28,817,850   27,243,847   14,713,857    8,906,540     5,672,889
over 120 days                             64,691,840   56,793,960   67,583,688   37,898,841   29,691,601    27,360,673
Other (a)                                 (2,978,311)  (5,438,532)     115,141       18,439      366,963       187,954
Trade accounts receivable                483,448,619  321,370,258  269,871,263  152,692,758   81,407,797    67,357,631

Trade notes receivable                       343,382      195,771      173,907      208,474      (21,810)      (21,810)
Retention receivable                      96,689,142   65,014,318   52,827,258   29,880,428   13,204,996     5,410,685
Claims receivable                                 (0)          (0)          (0)          (0)          (0)           (0)
Other receivable                           9,712,162    3,766,974    3,526,587    8,694,263    9,900,429    13,542,670
Total accounts receivable                590,193,306  390,347,321  326,399,014  191,475,923  104,491,412    86,289,176

Less: Allowance for doubtful accounts    (29,430,158) (28,584,801) (28,175,721) (25,606,770) (24,284,728)  (23,043,296)
Less:  Allowance for claims receivable             -            -            -            -            -             -
Less:  Allowance - high tech receivable            -            -            -            -            -             -

Net accounts and notes receivable        560,763,147  361,762,520  298,223,293  165,869,152   80,206,684    63,245,880


(a) - represents primarily the elimination of intercompany receivables and payables for work subcontracted to other Encompass entities.

MOR - 5

         Financial Statements are unaudited, preliminary and subject to further adjustment


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number:   02-43582-H4-11

                           Statement of Income (Loss)
                               Month: April, 2003

                            Filing date
                            11/19/02 to
                             month end    Month ended  Month ended  Month ended  Month ended  Month ended  Month ended   Filing To
                           November 2002  12/31/2002    1/31/2003    2/28/2003    3/31/2003    4/30/2003    5/31/2003       Date
                           -------------  -----------  -----------  -----------  -----------  -----------  -----------   ---------
Revenues                      8,598,970    20,438,258   22,635,226   18,078,823   22,968,663   25,260,913               117,980,853

Cost of services              7,229,660    13,969,153   17,945,116   14,827,201   18,061,099   20,202,946                92,235,175

Gross margin                  1,369,310     6,469,105    4,690,111    3,251,622    4,907,565    5,057,967                25,745,679

Bad debts                       486,638       465,959       72,568      (55,239)     (83,202)    (117,429)                  769,295
Selling and G&A               3,279,762    11,343,654    3,994,883    5,376,000    9,493,556    4,475,891                37,963,747
Restructuring Charges         1,433,822    (8,676,270)           -            -            -            -                (7,242,448)
Goodwill Impairment                  (0) (273,794,035)      (6,250)           -       (5,471)           -              (273,805,756)
Total SG&A                    5,200,222  (270,660,692)   4,061,201    5,320,762    9,404,883    4,358,463              (242,315,162)

Total Operating Income       (3,830,912)  277,129,797      628,910   (2,069,140)  (4,497,319)     699,504               268,060,840

Interest income                  42,379        51,312       17,670       60,051      221,112      422,160                   814,684
Other income (expense)         (525,030)   (1,430,807)      14,606       16,304   (1,097,709)       2,814                (3,019,823)
Total Other Income
  (Expense)                  (2,585,337)  (34,756,292)  (2,170,187)  (3,355,185)  (2,686,681)  (4,205,053)              (49,758,734)

Total Pretax Income          (6,416,248)  242,373,505   (1,541,277)  (5,424,325)  (7,184,000)  (3,505,549)              218,302,106

Total Income Tax Provision   (1,123,367)  (22,227,490)     100,000            -            -            -               (23,250,857)

Income from continuing
  operations                 (5,292,882)  264,600,995   (1,641,277)  (5,424,325)  (7,184,000)  (3,505,549)              241,552,963

Income (loss) from disc
  ops, net of tax            (6,122,744) (314,180,040) (10,616,521)  (7,023,081)  (6,204,777)  (1,314,197)             (345,461,360)
Income (loss) on disposal
  of disc ops, net of tax       239,987   (48,112,650) (14,367,236) (64,601,852) (35,139,742)  (3,226,255)             (165,207,749)

Total Net Income Before
  Extraord. Items           (11,175,639)  (97,691,696) (26,625,033) (77,049,258) (48,528,519)  (8,046,001)             (269,116,146)

Extraordinary items net
  of tax                              -             -            -            -            -            -                         -

Total Net Income            (11,175,639)  (97,691,696) (26,625,033) (77,049,258) (48,528,519)  (8,046,001)             (269,116,146)


EBITDA                       (2,078,687)   (1,143,692)   2,018,737   (1,707,296)  (1,699,848)     945,857                (3,664,929)
                                                                                                                                  -

MOR - 6

               Financial Statements are unaudited, preliminary and
                          subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

                         Cash Receipts and Disbursements
                               Month: April, 2003

                                                  Month        Month        Month        Month        Month       Month       Month
In Thousands                                   11/30/2002   12/31/2002   01/31/2003   02/28/2003   03/31/2003   4/30/2003
------------                                   ----------   ----------   ----------   ----------   ----------   ---------     -----
Receipts:
  Pre-petition receipts                           97,036            -            -            -            -           -
  Post-petition receipts                          63,522      136,531      109,262       77,429       34,062      33,790

Total receipts                                   160,558      136,531      109,262       77,429       34,062      33,790       -

Disbursements:
  Pre-petition disbursements                     132,538            -            -            -            -           -
  Post-petition - payroll disbursements           21,365       72,050       64,218       37,279       22,478      14,092
  Post-petition - operating disbursements         11,676       90,145       50,170       57,552       21,642      20,840

Total disbursements                              165,579      162,195      114,388       94,831       44,120      34,932       -

Monthly cash flow (deficit)                       (5,021)     (25,664)      (5,126)     (17,402)     (10,058)     (1,142)      -

Net borrowings (payments) on debt
 during pre-petition period                       (8,400)     (11,103)           -            -            -           -
Net borrowings (payments) on Debtor
 In Possession Line of Credit                          -            -            -        5,000       10,300       2,600
Tax refunds                                            -            -            -            -      118,803           -
Cash consideration from sale of companies,
 net of escrowed amounts                          20,816        3,674            -            -            -           -
Cash generated (used) by divested companies          275            -            -            -            -           -
Change in reclass of cash overdraft balances
 to accounts payable                             (23,961)           -            -       16,753      (13,240)      1,082
Correction to cash accounts for divested
 companies                                             -            -            -      (26,139)         665      (2,375)
Change in intercompany out of balance                (10)          38           14           (1)         (18)         65

Net change in cash                               (16,301)     (33,055)      (5,112)     (21,789)     106,452         230       -

Beginning cash balance                           101,624       85,323       52,268       47,156       25,367     131,819       -

Ending cash balance                               85,323       52,268       47,156       25,367      131,819     132,049       -

MOR - 7

                         Encompass Services Corporation
                       Cash Activity - Post-Filing Period
                              Supplemental to MOR-7

                                                                                     Payroll            AP           Borrowings on
                                                 Cash & IC      Cash Receipts     disbursement     disbursement         DIP Line
                                          ------------------------------------------------------------------------------------------
                                                 3/31/03

Consolidated cash balance                       131,819,994
Consolidated IC operating account                    30,621
Encompass consolidated cash & IC                131,850,616        33,789,765       (14,092,000)      (20,839,559)      2,600,000
Encompass Continuing Operations                (739,551,602)       24,420,090       (10,287,000)      (19,260,559)      2,600,000
Residential Group                               197,483,811        21,949,859        (6,153,000)      (11,345,000)              0
Residential South Region                         76,007,850         9,752,693        (2,973,000)       (4,843,000)              0
Residential North Region                        121,475,961        12,197,166        (3,180,000)       (6,502,000)              0
Residential Adjustments - Other                           0                 0                 0                 0               0
Residential Group Adjustments                             0                 0                 0                 0
Encompass Corporate                            (937,035,413)        2,470,230        (4,134,000)       (7,915,559)      2,600,000
Divested companies                              867,889,100         9,369,675        (3,805,000)       (1,579,000)              0
Encompass Adjustments                             3,513,117                 0                 0                 0

                                                                                                        Deal
                                                            plus: adjustments     Net decrease     consideration  Deal consideration
                                                             to divestitures     (increase) in       received -     received - notes
                                               Tax Refunds       cash           restricted cash   restricted cash     receivable
                                          ------------------------------------------------------------------------------------------
Consolidated cash balance
Consolidated IC operating account
Encompass consolidated cash & IC                          0        (2,374,694)         (142,849)         (800,000)              0
Encompass Continuing Operations                           0                 0          (142,849)                0               0
Residential Group                                         0                 0                 0                 0               0
Residential South Region                                  0                 0                 0                 0               0
Residential North Region                                  0                 0                 0                 0               0
Residential Adjustments - Other                           0                 0                 0                 0               0
Residential Group Adjustments                                                                                   0
Encompass Corporate                                       0                 0          (142,849)                0               0
Divested companies                                        0        (2,374,694)                0          (800,000)              0
Encompass Adjustments                                                       0

                                           Restricted cash                                          Other amounts
                                          charged from tax     Receipt of note       Change in   paid by corporate
                                           refunds and misc    payments in form    negative cash      charged to
                                            sources/uses     of restricted cash       reclass      business units       Cash & IC
                                          ---------------------------------------------------------------------------------------
                                                                                                                        4/30/03

Consolidated cash balance                                                                                             132,049,392
Consolidated IC operating account                                                                                         (33,275)
Encompass consolidated cash & IC                    223,700           719,149         1,081,990                (0)    132,016,117
Encompass Continuing Operations                     223,700           719,149                 0         2,292,340    (738,986,731)
Residential Group                                         0                 0                 0          (295,711)    201,639,959
Residential South Region                                  0                 0                 0          (140,821)     77,803,722
Residential North Region                                  0                 0                 0          (154,890)    123,836,236
Residential Adjustments - Other                           0                 0                 0                 0               0
Residential Group Adjustments                                                                                   0               0
Encompass Corporate                                 223,700           719,149                 0         2,588,051    (940,626,690)
Divested companies                                        0                 0                 0        (2,292,340)    866,407,741
Encompass Adjustments                                                                 1,081,990                 0       4,595,107

5/30/20038:01 AM                                  Page 1 of 1 Pages                   Monthly Operating Report - April.xls Cash Roll

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

Cash Account Reconciliation
Month: April, 2003


Filed via affidavit.

MOR - 8

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

In re:                                          )        CHAPTER 11
                                                )
ENCOMPASS SERVICES CORPORATION,                 )
et al.                                          )        Case No. 02-43582-H4-11
                                                )
         Debtors.                               )        JOINTLY ADMINISTERED



     AFFIDAVIT OF JAMES D. MCCOY REGARDING DEBTORS' MONTHLY OPERATING REPORT
                              (MONTH OF APRIL 2003)

STATE OF TEXAS         )
                       ) :ss
COUNTY OF HARRIS       )

     James D. McCoy, being duly sworn, deposes and says:

     1. I am the Chief Accounting Officer of Encompass Services Corporation ("Encompass"), which is the direct and indirect parent company of those subsidiaries whose chapter 11 cases are being jointly administered under the above-referenced case number (collectively, the "Debtors"). I have been employed by Encompass since November 13, 2002, and I am familiar with the Debtors' day-to-day operations, business affairs, and books and records.

     2. The Debtors and the Office of the United States Trustee for the Southern District of Texas ("U.S. Trustee") have agreed that the Debtors shall be permitted to file consolidated monthly operating reports. The Debtors and the U.S. Trustee have further agreed that the first such monthly operating report (the "MOR"), covering the period from November 19, 2002 (the "Commencement Date") through December 31, 2002, shall be submitted on or before January 31, 2003.

     3. The Debtors have endeavored to include in the MOR the most complete and accurate information available to them. However, with regard to section 8 of the MOR ("MOR-8"), which requires the Debtors to provide a cash account reconciliation for the period covered by the MOR, it would be unduly burdensome for the Debtors to provide such information.

     4. As set forth in the Debtors' Expedited Motion for Interim Order (A) Authorizing Continuation of Cash Management System, (B) Waiving Certain Requirements Regarding Debtor in Possession Bank Accounts and Business Forms, and (C) Setting Date,

Time, and Place for Final Hearing (Docket #10, the "Cash Management Motion"), the Debtors have a de-centralized cash management system comprised of over 400 bank accounts at various banks and financial institutions across the country.

     5. Encompass's Corporate Treasury Department ("Corporate Treasury") maintains two concentration accounts and two controlled disbursement accounts to control receipts and disbursements to all of the individual business unit accounts./1/ Each of the Debtors' business units that is geographically located within a market serviced by either Bank of America or JP Morgan Chase (the "Lead Banks") maintains accounts at one of these banks. Business units outside of the Lead Banks' market areas use other banking institutions.

     6. Disbursements for accounts payable are funded from controlled disbursement accounts that have been established at each of the Lead Banks. These accounts are zero balance accounts that are funded either from Corporate Treasury's concentration accounts or by drawing down on the Debtors' line of credit as checks are presented for payment.

     7. Each business unit's daily receipts are deposited at the local bank utilized by that business unit. These funds are then withdrawn and transferred to one of the concentration accounts via intra-bank transfers, ACH transfers or wire transfers. Deposits made to accounts at one of the Lead Banks are automatically transferred to a corporate concentration account on a daily basis. Deposits made to accounts at other institutions are controlled and transferred by Corporate Treasury to a Corporate Treasury concentration account via an inter-bank system. The funds in the concentration accounts are used to fund the controlled disbursement accounts.

     8. In light of the manner in which the Debtors' cash management system operates, it would be extremely burdensome for the Debtors to provide the information requested on MOR-8 for each and every bank account maintained by its numerous business units.

     9. The Debtors have continued to utilize their existing cash management system, as more fully described in the Cash Management Motion, and the ending cash balance for the month of April 2003 was $132,049,392.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

--------------
/1/ One concentration account and controlled disbursement account are maintained at Bank of America and the second concentration and controlled disbursement accounts are maintained at JP Morgan Chase.

Dated: May 30, 2003

                                        /s/ James D. McCoy
                                        --------------------------------------
                                        James D. McCoy
                                        Chief Accounting Officer

STATE OF TEXAS    )
                  )  ss:
COUNTY OF HARRIS  )

     SWORN TO AND SUBSCRIBED before me, a Notary Public for the State of Texas, on this 30th day of May, 2003.

                                        ______________________________________
                                        Notary Public, State of Texas
                                        My Commission Expires on: ____________

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

                     Payments to Insiders and Professionals
                               Month: April, 2003

                                                     Filing date
                                                      11/19/02
                                     Compensation   to month end     Month of      Month of     Month of
   Insiders: Name/Position               Type       November 2002  December 2002 January 2003 February 2003
   -----------------------           -------------  -------------  ------------- ------------ -------------
1.  Henry P. Holland,                Salary and
    Interim President and            expense
    Chief Operating Officer          reimbursement      19,942         34,189       34,317       32,857

2.  Daniel W. Kipp,
    Senior Vice President,           Salary and
    Chief Information and            expense
    Administrative Officer           reimbursement      11,744         20,309       20,000       22,574

3.  Darren B. Miller,
    Senior Vice President            Salary and
    and Chief Financial              expense
    Officer                          reimbursement      13,202         22,916       23,068       22,916

4.  Gray H. Muzzy,
    Senior Vice President,           Salary and
    General Counsel and              expense
    Secretary                        reimbursement      12,603         21,220       21,038       21,023

5.  James McCoy,
    Vice President -
    Chief Accouting                  Salary and
    Officer, effective               expense
    as of 11/13/02                   reimbursement       7,708         15,529       15,722       15,668

6.  Todd A. Matherne,                Salary and
    Vice President -                 expense
    Treasurer                        reimbursement       9,717         16,666       17,070       16,667

7.  Ray Naizer,                      Salary and
    Senior Vice President -          expense
    Operations                       reimbursement      11,042         22,084       22,083            -

8.  Stephen A. Bate,                 Salary and
    Vice President -                 expense
    Operations                       reimbursement       8,750         18,745       18,340       22,328

9.  Stephen A. Bate,
    Vice President -                 Bonus
    Operations                       payment                 -              -      108,749       65,937

10. Patrick L. McMahon,              Salary and
    Senior Vice President -          expense
    Operations                       reimbursement      12,155         27,358       22,917       27,857

11. Patrick L. McMahon,              Key Employee
    Senior Vice President -          Retention
    Operations                       Payment                 -              -            -            -

12. Patrick L. McMahon,
    Senior Vice President -          Vacation
    Operations                       payout                  -              -            -            -

13. James Cocca,                     Salary and
    Senior Vice President -          expense
    Operations                       reimbursement      11,934         23,584       25,142       25,689

14. James L. Phillips,               Salary and
    Senior Vice President -          expense
    Operations                       reimbursement       8,125         18,750       18,333       18,769

15. James L. Phillips,               Key Employee
    Senior Vice President -          Retention
    Operations                       Payment                 -              -            -            -

16. James L. Phillips,
    Senior Vice President -          Vacation
    Operations                       payout                  -              -            -            -

                                     Salary and
17. Layne Albert,                    expense
    Assistant Secretary              reimbursement       6,458         12,916       12,978       12,917

18. Allan R. Conge,                  Salary and
    Assistant Secretary              expense
    and Associate General Counsel    reimbursement       6,250         12,500       12,500       12,500

19. Allan R. Conge,                  Key Employee
    Assistant Secretary              Retention
    and Associate General Counsel    Payment                 -              -            -            -

20. John Hale,                       Salary and
    Assistant Secretary              expense
    and Associate General Counsel    reimbursement       6,250         12,500       12,500       12,500

21. Tony Visage,                     Salary and
    Assistant Secretary              expense
    and Associate General Counsel    reimbursement       6,250         12,500       13,198       13,369

22. Robert Arnold,                   Salary and
    Assistant Secretary              expense
    and Assistant Treasurer          reimbursement       4,167          8,334        8,334        8,695

23. Joseph M. Ivey,                  Salary and
    former President                 expense
    and Chief Executive Officer      reimbursement      43,178          9,615        7,615          373

24. L. Scott Biar,                   Salary and
    former Vice President            expense
    and Chief Accounting Officer     reimbursement       5,822              -            -            -

25. Michael Gries,
    Chairman of the Board,
    Senior Vice President
    and Chief Restructuring Officer                          -              -            -            -

26. J. Patrick Millinor, Jr.,        Salary and
    Director and                     expense
    former Chairman of the Board     reimbursement           -         37,504       41,117       36,983

27. Andrew Africk,
    Director                         Director fee            -              -        6,250            -

28. Vincent W. Eades,
    Director                         Director fee            -              -        6,250            -

29. Donald L. Luke,
    Director                         Director fee            -              -        6,250            -

30. Lucian L. Morrison,
    Director                         Director fee            -              -        6,250            -

31. William M. Mounger, II,
    Director                         Director fee            -              -        6,250            -

32. John M. Sullivan,
    Director                         Director fee            -              -        6,250            -

33. Jonathon Carroll,
    Director                         Director fee                                                 6,250

Total Insiders                                         205,297        347,219      492,521      395,870

                                        Month of    Month of     Month of
   Insiders: Name/Position             March 2003  April 2003    May 2003
   -----------------------             ----------  ----------    --------
1.  Henry P. Holland,
    Interim President and
    Chief Operating Officer              33,016      32,084

2.  Daniel W. Kipp,
    Senior Vice President,
    Chief Information and
    Administrative Officer               20,000      23,233

3.  Darren B. Miller,
    Senior Vice President
    and Chief Financial
    Officer                              23,820      22,916

4.  Gray H. Muzzy,
    Senior Vice President,
    General Counsel and
    Secretary                            23,606      23,854

5.  James McCoy,
    Vice President -
    Chief Accouting
    Officer, effective
    as of 11/13/02                       16,884      15,614

6.  Todd A. Matherne,
    Vice President -
    Treasurer                            16,667      16,667

7.  Ray Naizer,
    Senior Vice President -
    Operations                                -           -

8.  Stephen A. Bate,
    Vice President -
    Operations                           18,572      21,034

9.  Stephen A. Bate,
    Vice President -
    Operations                          293,739           -

10. Patrick L. McMahon,
    Senior Vice President -
    Operations                           27,559           -

11. Patrick L. McMahon,
    Senior Vice President -
    Operations                          137,500           -

12. Patrick L. McMahon,
    Senior Vice President -
    Operations                            5,291           -

13. James Cocca,
    Senior Vice President -
    Operations                           26,370      26,647

14. James L. Phillips,
    Senior Vice President -
    Operations                           17,224           -

15. James L. Phillips,
    Senior Vice President -
    Operations                          100,000           -

16. James L. Phillips,
    Senior Vice President -
    Operations                            2,813           -


17. Layne Albert,
    Assistant Secretary                  12,917      12,917

18. Allan R. Conge,
    Assistant Secretary
    and Associate General Counsel        12,500       6,250

19. Allan R. Conge,
    Assistant Secretary
    and Associate General Counsel       100,000       2,524

20. John Hale,
    Assistant Secretary
    and Associate General Counsel        12,500      12,500

21. Tony Visage,
    Assistant Secretary
    and Associate General Counsel        12,500      13,143

22. Robert Arnold,
    Assistant Secretary
    and Assistant Treasurer               8,333       8,591

23. Joseph M. Ivey,
    former President
    and Chief Executive Officer         250,000           -

24. L. Scott Biar,
    former Vice President
    and Chief Accounting Officer              -           -

25. Michael Gries,
    Chairman of the Board,
    Senior Vice President
    and Chief Restructuring Officer           -           -

26. J. Patrick Millinor, Jr.,
    Director and
    former Chairman of the Board         36,983      35,416

27. Andrew Africk,
    Director                                  -      10,083

28. Vincent W. Eades,
    Director                                  -       9,083

29. Donald L. Luke,
    Director                                  -      12,083

30. Lucian L. Morrison,
    Director                                  -       9,083

31. William M. Mounger, II,
    Director                                  -       9,083

32. John M. Sullivan,
    Director                                  -      10,083

33. Jonathon Carroll,
    Director                                  -      12,083

Total Insiders                        1,208,793     344,970             -


MOR - 9                         Page 1 of 2 Pages

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

                     Payments to Insiders and Professionals
                               Month: April, 2003

                                                Filing date
                                                 11/19/02
     Professionals:                            to Month end     Month of     Month of     Month of     Month of   Month of  Month of
    Name/Order Date                            November 2002 December 2002 January 2003 February 2003 March 2003 April 2003 May 2003
    ---------------                            ------------- ------------- ------------ ------------- ---------- ---------- --------
1.  FTI Consulting        Accountants/
                          Financial Advisors            -       303,679             -       444,571    130,681    190,410
2.  Winstead Schrest      Legal services                -       247,632             -       391,777          -    201,836
3.  Herman Mousel Sexton,
    P.C.                  Accounting/Tax
                          Services                      -             -       124,000        77,000          -     61,600
4.  Hunt, Patton &
    Brazeal, Inc.         Legal services                -             -        10,000        15,000          -          -
5.  Conway, Del Genio &
    Gries                 Bankruptcy
                          consulting and
                          advisory                      -             -       691,592       383,031    357,319    368,935
6.  Wright, Fulford,
    Moorhead              Legal services                -             -        26,391             -          -          -
7.  FMI                   Financial advisory
                          fees on sale of
                          divested companies            -             -       434,000             -          -          -
8.  Bracewell & Patterson Legal services on
                          sale of divestitures          -             -        95,000        30,034     29,457     18,330
9.  Jackson Lewis LLP     Legal services                -             -             -         2,661     17,255     14,127
10. Lowinsohn & Flegle    Legal services                              -             -           892     11,596          -
11. Straus & Company      Legal services                              -             -        14,763          -          -
12. Channin & Company LLC Financial advisory
                          fees on sale of
                          divested companies                          -             -       127,935    100,634     94,383
13. Wiel, Gotschal Manges Legal services                              -             -       436,567    286,692    268,209
14. Andrews & Kurth       Legal services                              -             -       135,361    161,531    114,933
15. Joel Frank Wilkinson
    Brimmer Katcher       Legal services                              -             -        20,456          -          -
16. RK Harrison           Insurance Broker                            -             -       250,000          -          -
17. DCC/Innisfee M&A Inc. Ballot agent,
                          tabulator &
                          consultant                                  -             -        34,137          -    112,500
18. Murphy Sheneman
    Julian & Rogers       Legal services                              -             -        26,522          -          -
19. Spriggs &
    Hollingsworth         Legal services                              -             -       168,762     22,030      2,485
20. Deloitte & Touche     Accounting/Tax
                          Services                                    -             -        19,074          -          -
21. Manier & Herod        Insurance/Bonding                           -             -       337,900          -          -
22. Lawrence &
    Finkelstein, PLLC     Legal services                              -             -         2,974          -          -
23. KPMG                  Accounting Services           -             -             -             -    195,215    264,294
24. Jackson Kelly PLLC    Legal services                -             -             -             -      9,154          -
25. Nichols, Wolfe,
    Stamper, Nally        Legal services                -             -             -             -      2,902      8,971
26. Ogletree, Deakins,
    Nash                  Legal services                -             -             -             -      1,165          -
27. Piper Rudnick         Legal services                -             -             -             -      6,451          -
28. Wright, Fulford,
    Moorhead              Legal services                -             -             -             -     25,193          -
29. Quilling, Selander    Legal services                -             -             -             -          -     15,000
30. BSI                   Restructuring fees            -             -             -             -          -    486,627
31. Sheppard, Mullin,
    Richter               Legal services                -             -             -             -          -        458
32. Paul, Hastings,
    Janofsky              Legal services                -             -             -             -          -     18,463
33. Nasatir, Hirsch       Legal services                -             -             -             -          -      2,870
34. Ross Dowler           Risk Management
                          Consulting                    -             -             -             -          -     22,500
35. Ittig & Ittig, P. C.  Legal services                -             -             -             -          -     14,570
36. Kenneth Royce Falknor Consulting services           -             -             -             -          -     15,000
37. Gordon & Reese LLP    Legal services                -             -             -             -          -        765
38. Smith & casion, PLC   Legal services                -             -             -             -          -      2,205
39. White, Noon & Oliver,
    A.P.C.                Legal services                -             -             -             -          -      2,544
Total Professionals                                     0       551,311     1,380,983     2,919,417  1,357,274  2,302,016

(a) - Pursuant to the Court's December 18, 2002 Administrative Order Pursuant to Sections 105(a) and 331 of the Bankruptcy Code Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals, monthly statements for professionals' fees and expenses incurred through December 31, 2002 are not due until January 25, 2003. The objection period for these monthly statements expires on February 10, 2003, after which time, the Debtors are authorized to pay any undisputed fees and expenses requested pursuant to such monthly statements.

MOR - 9

                                Page 2 of 2 Pages

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

              Bank accounts at banks not approved by U. S. Trustee
                               Month: April, 2003

                                                                                              Ending Balance      Ending Balance
Bank                                                    Account Name or Type                  as of 1/31/2003     as of 2/28/2003
----                                                    --------------------                  ---------------     ---------------
Scotia Bank in Calgary, Alberta, Canada                 Corporate account to secure P-Card

First Union National Bank, Central Carolina Bank,
  First Citizens Bank, and BB&T, all in North
  Carolina                                              LT Mechanical sold                         $     0.00          $     0.00
Compass Bank, Region Bank, and SouthTrust Bank,
  all in Alabama                                        Compass Bank Depository                    $ 6,330.95          $ 4,637.31
                                                        Compass Bank Payroll                       $28,228.83          $19,698.79
Fidelity Money Market and SouthTrust Bank, both in
  Texas                                                 Encompass Management Co.                   $ 3,123.56          $ 3,125.79
First National Bank in Manitowec, Wisconsin             T & C sold                                 $     0.00          $     0.00
Alerius Financial in Fargo, North Dakota                Laney's sold                               $     0.00          $     0.00
Citibank Advantage in Hackensack, New Jersey            Cleaning sold                              $     0.00          $     0.00
Bank of Utah in Salt Lake City, Utah                    Team sold, Taylor-Hunt Electric            $     0.00          $     0.00

                                                                                              Ending Balance      Ending Balance
Bank                                                    Account Name or Type                  as of 3/31/2003     as of 4/30/2003
----                                                    --------------------                  ---------------     ---------------
Scotia Bank in Calgary, Alberta, Canada                 Corporate account to secure P-Card

First Union National Bank, Central Carolina Bank,
  First Citizens Bank, and BB&T, all in North
  Carolina                                              LT Mechanical sold                         $     0.00               $0.00
Compass Bank, Region Bank, and SouthTrust Bank,
  all in Alabama                                        Compass Bank Depository                    $13,327.20                 N/A
                                                        Compass Bank Payroll                       $16,347.52                 N/A
Fidelity Money Market and SouthTrust Bank,
  both in Texas                                         Encompass Management Co.                   $ 3,125.79                 N/A
First National Bank in Manitowec, Wisconsin             T & C sold                                 $     0.00               $0.00
Alerius Financial in Fargo, North Dakota                Laney's sold                               $     0.00               $0.00
Citibank Advantage in Hackensack, New Jersey            Cleaning sold                              $     0.00               $0.00
Bank of Utah in Salt Lake City, Utah                    Team sold, Taylor-Hunt Electric            $     0.00               $0.00

                                                                                              Ending Balance
Bank                                                    Account Name or Type                  as of 5/31/2003
----                                                    --------------------                  ---------------
Scotia Bank in Calgary, Alberta, Canada                 Corporate account to secure P-Card

First Union National Bank, Central Carolina Bank,
  First Citizens Bank, and BB&T, all in North
  Carolina                                              LT Mechanical sold
Compass Bank, Region Bank, and SouthTrust Bank,
  all in Alabama                                        Compass Bank Depository
                                                        Compass Bank Payroll
Fidelity Money Market and SouthTrust Bank, both in
  Texas                                                 Encompass Management Co.
First National Bank in Manitowec, Wisconsin             T & C sold
Alerius Financial in Fargo, North Dakota                Laney's sold
Citibank Advantage in Hackensack, New Jersey            Cleaning sold
Bank of Utah in Salt Lake City, Utah                    Team sold, Taylor-Hunt Electric


MOR - 10